BK TECHNOLOGIES

NYSE American: BKTI


POLICE

Fourth Quarter & Full Year 2024 Earnings Results

Thursday, March 27th, 2025

Safe Harbor Statement

This press release contains statements about future events and expectations which are "forward-looking statements" within the meaning of Sections 27A of the Securities Act of 1933, as amended, and 21E of the Exchange Act.. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our SaaS and Radio business lines and the products offered thereunder successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated SaaS products, and our new multiband radio product and other related products in the planned new BKR Series product line ; competition in the land mobile radio industry; general economic and business conditions, including higher inflation and its impacts, federal, state and local government budget deficits and spending limitations; the availability, terms and deployment of capital; impact of geopolitical instability, including as a result of the military conflicts between Russia and Ukraine, and in the Middle East; the duration and impact of the COVID-19 pandemic; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments' trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; acts of war or terrorism, natural disasters and other catastrophic events; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

Fourth Quarter 2024 Highlights

- Revenue **increased 9.9% to $17.9M**
- Gross margins of **41.2%**
- **4Q fully diluted EPS of $0.93** which includes a one-time $0.37 per share non-cash income tax benefit related to deferred tax assets
- 4Q fully diluted non-GAAP adjusted EPS of **$0.61***
- **Sixth consecutive quarter of profitability**


BK

*Adjusted EPS is a non-GAAP financial measure that adjusts GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance, income tax (benefit) expenses, and inventory write-off-new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Full Year 2024 Highlights

Exceeded Fiscal 2024 Financial and Operational Targets

- FY24 revenue of **$76.6 million** with gross margin of **37.9%**
- **Full-year fully diluted GAAP EPS of $2.25** which includes a one-time $0.27 per share non-cash income tax benefit related to deferred tax assets
- **Full-year fully diluted adjusted Non-GAAP EPS of $2.30*** which exceeded fully diluted adjusted non-GAAP EPS target of $1.92
- Continued cost reduction, higher ASP revenue, and favorable product mix drove **enhanced gross margins and profitability**

2024 Order Activity Drove Enhanced Sales Results

- **Multiple orders from state and local agencies** for the BKR 9000 radio
- **Enhanced visibility and market recognition of BKR 9000** driving sales growth and laying foundation for 2025
- BKR 5000 continues to be reliable communications technology among federal, state, and local agencies
- **Backlog of $21.8M** at Dec. 31, 2024

*Adjusted EPS is a non-GAAP financial measure that adjusts GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance, income tax (benefit) expenses, and inventory write-off-new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

BK

Surpassed Target Margin Levels of 35% in 2024


Global Supply Chain Disruption
2022 (GM 19.3%)
Margin Recover/ Cost Reduction
2023 (GM 30.0%)
Surpassed Target Margin Levels of 35%
2024 (GM 37.9%)
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.4%
14.2%
18.8%
21.7%
26.1%
27.4%
31.9%
35.1%
34.5%
37.3%
38.8%
41.2%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4

Consistent Quarterly Revenue & Growth in Adjusted Net Income Driven by Improving Gross Margins

Quarterly Revenue Growth



$16.3M
$18.2M
$20.3M
$20.2M
$17.9M
4Q23
1Q24
2Q24
3Q24
4Q24

Quarterly Adjusted Net Income Growth*



$704K
$1.1M
$2.0M
$2.7M
$2.4M
4Q23
1Q24
2Q24
3Q24
4Q24

*Adjusted net income is a non-GAAP financial measure that adjusts GAAP net income to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance, income tax (benefit) expenses, and inventory write-off-new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Annual Revenue & Adjusted Profitability Growth Demonstrates Strengthening of Business Model

Annual Revenue Growth

(in millions)


19% CAGR
$45.4
$51.0
$74.1
$76.6
2021
2022
2023
2024

Annual Adjusted Net Income[1] & Adjusted EBITDA[2] Growth

	2021	2022	2023	2024
Adjusted EBITDA	$492K	$(9.3M)	$1.5M	$10.4M
Adjusted Net Income (Loss)	$(736K)	$(9.6M)	$3K	$8.5M

[1]Adjusted net income is a non-GAAP financial measure that adjusts GAAP net income to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance, income tax (benefit) expenses, and inventory write-off-new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.
[2]Adjusted EBITDA is a non-GAAP financial measure that adjusts GAAP Net Income to adjust for interest income/expense, depreciation and amortization and reflect the removal of non-cash charges for stock-based compensation and changes in investment value that do not reflect the operating performance of the LMR and SaaS businesses. Adjusted EBITDA also reflects the removal of one-time charges related to the Company's transition of production operations to East West Manufacturing LLC. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Strong Financial Results

Income Statement	Three Months Ended		Full Year Ended	
(in thousands)	**12/31/24**	**12/31/23**	**12/31/24**	**12/31/23**
Sales	**$17,927**	$16,309	**$76,592**	$74,094
Gross Margin	**41.2%**	35.1%	**37.9%**	30.0%
SG&A	**$5,170**	$5,332	**$21,222**	$23,013
Operating Income (loss)	**$2,209**	$400	**$7,828**	$(777)
Net Income (loss)	**$3,657**	$290	**$8,359**	$(2,230)
EPS – diluted	**$0.93**	$0.08	**$2.25**	$(0.65)
Adjusted Net Income[1]	**$2,391**	$704	**$8,523**	$3
Adjusted EPS – diluted[1]	**$0.61**	$0.20	**$2.30**	$0.00
Adjusted EBITDA[2]	**$2,818**	$1,299	**$10,390**	$1,473

[1]Adjusted net income and Adjusted EPS are non-GAAP financial measure that adjusts GAAP net income and GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance, income tax (benefit) expenses, and inventory write-off-new product introduction. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.
[2]Adjusted EBITDA is a non-GAAP financial measure that adjusts GAAP Net Income to adjust for interest income/expense, depreciation and amortization and reflect the removal of non-cash charges for stock-based compensation and changes in investment value that do not reflect the operating performance of the LMR and SaaS businesses. Adjusted EBITDA also reflects the removal of one-time charges related to the Company's transition of production operations to East West Manufacturing LLC. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Strengthened Balance Sheet Driven By Enhanced Operational Performance

Enhanced cash position, increased working capital and **no long-term debt** positions BK with the **financial flexibility to execute on its growth strategy**

Working Capital


$16.8M
$23.0M
12.31.23
12.31.24

Shareholders' Equity


$21.3M
$29.8M
12.31.23
12.31.24

2025 Goals & Financial Targets

- **Expect single digit revenue growth in FY25 with target GM of at least 42%**
- **Targeting FY25 GAAP diluted EPS of $2.40 and Non-GAAP diluted adjusted EPS of $2.80**
- **Increase investments** in sales and marketing to enhance BKR 9000 adoption
- Strategically build R&D and engineering capabilities to **strengthen software expertise and offerings**
- **Ramp development of BKR 9500 mobile radio**; expect to begin recognizing revenue in 2027



BKONE® Solutions Expand Addressable Market & Enhance Radio Capabilities

Interoperable solutions that promote a unified first responder response


BKONE®
BK TECHNOLOGIES
InteropONE
A BKONE SOLUTION
LocateONE
A BKONE SOLUTION
RelayONE
A BKONE SOLUTION

Q&A


BK
POLICE

Appendix



Reconciliation of Non-GAAP Metrics

	Three Months Ended		Full Year Ended	
Non-GAAP Adjusted EBITDA (in thousands)	12/31/24	12/31/23	12/31/24	12/31/23
Net Income/(Loss)	$3,657	$290	$8,359	$(2,230)
Adjustments to reconcile net income/(loss) to EBITDA				
Interest expense, net	(15)	146	266	575
Income tax provision (benefit)	(1,472)	54	(984)	54
Depreciation and amortization	442	358	1,692	1,635
EBITDA	**2,612**	**848**	**9,333**	**34**
Non-cash stock-based compensation	156	407	780	1,343
Severance	50	44	277	96
Adjusted EBITDA	**$2,818**	**$1,299**	**$10,390**	**$1,473**
Adjustments to reconcile net income (loss) to Adjusted EPS (non-GAAP)				
Net Income/(Loss)	$3,657	$290	$8,359	$(2,230)
Net realized and unrealized (gain) loss on investments	-	(91)	91	740
Stock-based compensation expense	156	407	780	1,343
Severance	50	44	277	96
Income tax (benefit) expense	(1,472)	54	(984)	54
Inventory write-off – New product introduction	-	-	-	-
Adjusted Earnings (Loss) (Non-GAAP)	$2,391	$704	$8,523	$3
Adjusted earnings (loss) per share – basic	$0.67	$0.20	$2.40	$0.00
Adjusted earnings (loss) per share – diluted	$0.61	$0.20	$2.30	$0.00
Weighted average common shares outstanding, basic	3,566	3,493	3,553	3,427
Weighted average common shares outstanding, diluted	3,941	3,500	3,712	3,427

Reconciliation of Non-GAAP Metrics, Cont.

				Full Year Ended
Non-GAAP Adjusted EBITDA (in thousands)	12/31/21	12/31/22	12/31/23	12/31/24
Net Income/(Loss)	$(1,701)	$(11,633)	$(2,230)	$8,359
Adjustments to reconcile net income/(loss) to EBITDA				
Interest expense, net	53	144	575	266
Income tax provision (benefit)	187	-	54	(984)
Depreciation and amortization	1,394	1,423	1,635	1,692
EBITDA	**(67)**	**(10,066)**	**34**	**9,333**
Non-cash stock-based compensation expense	559	675	1,343	780
Severance				
Adjusted EBITDA	**492**	**(9,277)**	**1,473**	**10,390**
Adjustments to reconcile net income (loss) to Adjusted EPS (non-GAAP)				
Net Income/(Loss)	$(1,701)	$(11,633)	$(2,230)	$8,359
Net realized and unrealized (gain) loss on investments	219	313	740	91
Stock-based compensation expense	559	675	1,343	780
Severance	-	114	96	277
Income tax (benefit) expense	187	-	54	(984)
Inventory write-off – New product introduction	-	900	-	-
Adjusted Earnings (Loss) (Non-GAAP)	$(736)	$(9,631)	$3	$8,523
Adjusted earnings (loss) per share – basic	$(0.25)	$(2.85)	$0.00	$2.40
Adjusted earnings (loss) per share – diluted	$(0.25)	$(2.85)	$0.00	$2.30
Weighted average common shares outstanding, basic	2,988	3,382	3,427	3,553
Weighted average common shares outstanding, diluted	2,988	3,382	3,427	3,712

BK
TECHNOLOGIES

NYSE American: BKTI


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